UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 22, 2006

AMERICAN REPROGRAPHICS COMPANY

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	001-32407	20-1700361

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 North Central Avenue, Suite 550, Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 500-0225

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)
On November 22, 2006, Sathiyamurthy Chandramohan, American Reprographics Company’s (“ARC’s”) Chief Executive Officer and Chairman of the Board of Directors, notified ARC’s Board of Directors that he intends to retire as Chief Executive Officer effective as of the February 9, 2008 expiration of the term of his employment agreement.

(c)
On November 22, 2006, ARC’s Board of Directors approved a succession plan whereby ARC’s current President and Chief Operating Officer, Kumarakulasingam Suriyakumar, shall succeed Mr. Chandramohan as Chief Executive Officer, effective upon Mr. Chandramohan’s retirement.

On November 24, 2006, ARC appointed Jonathan Mather, 56, to serve as ARC’s Chief Financial Officer, effective as of December 4, 2006. Pursuant to the employment agreement between ARC and Mr. Mather, which includes an initial three-year term, Mr. Mather’s annual base salary is $360,000, he is eligible to receive an annual incentive bonus equal to 60% of his annual base salary, and he will be granted an option to purchase 150,000 shares of ARC’s common stock, at an exercise price equal to the closing price of ARC’s common stock on December 4, 2006. Mr. Mather’s employment agreement also provides for severance compensation in the event of specified termination events, including payment of nine months of base salary, a pro-rated annual incentive bonus, and accelerated vesting of Mr. Mather’s stock option.

Prior to appointment as ARC’s Chief Financial Officer, Mr. Mather served as NETGEAR’s Executive Vice President and Chief Financial Officer from August 2001 to November 2006. From July 1995 to March 2001, Mr. Mather worked at Applause Inc., a consumer products company, where he served as President and Chief Executive Officer from 1998 to 2001, as Chief Financial Officer and Chief Operating Officer from 1997 to 1998 and as Chief Financial Officer from 1995 to 1997. He has also served in a variety of senior finance roles at other consumer-related and technology companies, and worked in public accounting with PricewaterhouseCoopers. Mr. Mather received an M.B.A. from Cornell University in New York. He is also a certified management accountant (CMA) and a chartered accountant (FCA).

A copy of the press release relating to Mr. Chandramohan’s retirement, the succession plan whereby Mr. Suriyakumar will succeed Mr. Chandramohan as Chief Executive Officer as of the effective date of Mr. Chandramohan’s retirement, and Mr. Mather’s appointment as Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

A copy of the employment agreement between ARC and Mr. Mather is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	American Reprographics Company Press Release dated November 27, 2006
99.2	Executive Employment Agreement between American Reprographics Company and Jonathan Mather dated November 29, 2006

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2006	AMERICAN REPROGRAPHICS COMPANY

	By:	/s/ Sathiyamurthy Chandramohan
Sathiyamurthy Chandramohan
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	American Reprographics Company Press Release dated November 27, 2006
99.2	Executive Employment Agreement between American Reprographics Company and Jonathan Mather dated November 29, 2006